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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 26, 2005
                                                        ------------------

                            ITHAKA ACQUISITION CORP.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                    000-51362             20-2620798
--------------------------------    ----------------    -----------------------
  (State or Other Jurisdiction         (Commission           (IRS Employer
        of Incorporation)             File Number)        Identification No.)

  100 South Pointe Drive, 23rd Floor, Miami, Florida                   33139
------------------------------------------------------            --------------
       (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:  (858) 847-9000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

         Ithaka Acquisition Corp. (the "Company") has been informed by EarlyBirdCapital, Inc., the representative of the underwriters in the Company's initial public offering, that holders of the Company's units can separately trade the common stock and warrants included in such units as of September 26, 2005. The common stock and warrants will be quoted on the OTC Bulletin Board under the symbols ITHK and ITHKW, respectively.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   September 26, 2005             ITHAKA ACQUISITION CORP.



                                  By:   /s/ John M. Glazer
                                        -----------------------
                                        John M. Glazer
                                        Chief Operating Officer